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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor Wilmington, Delaware (Address of principal executive offices)	19809 (Zip Code)

Ignazio Tamburello
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2505
(Name, address and telephone number of agent for service)

CARPENTER TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-0458500 (I.R.S. Employer Identification No.)
2 Meridian Boulevard Wyomissing, Pennsylvania (Address of Principal Executive Offices)	19610 (Zip Code)

6.625% Senior Notes due 2013
(Title of the Indenture Securities)

FORM T-1

Item 1.    GENERAL INFORMATION. Furnish the following information as to the Trustee.

  a)
  Name and address of each examining or supervising authority to which it is subject.

      Comptroller of the Currency
      Washington, D.C.

  b)
  Whether it is authorized to exercise corporate trust powers.

      Yes

Item 2.    AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

      None

Items 3-15.    The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures

        .

Item 16.    LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

  1.
  A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

  2.
  A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

  3.
  A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

  4.
  A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

  5.
  Not applicable.

  6.
  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

  7.
  Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

  8.
  Not applicable.

  9.
  Not applicable.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 12th day of September, 2003.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ IGNAZIO TAMBURELLO
Name:	Ignazio Tamburello
	Title:	Assistant Vice President

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of 6/30/2003
($000's)

6/30/2003
Assets
Cash and Due From Depository Institutions	$368,354
Fixed Assets	1,209
Intangible Assets	121,311
Other Assets	29,546

Total Assets	$520,420
Liabilities
Other Liabilities	$14,194

Total Liabilities	$14,194
Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	(706)

Total Equity Capital	$506,226
Total Liabilities and Equity Capital	$520,420

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ IGNAZIO TAMBURELLO
	Name:	Ignazio Tamburello
	Title:	Vice President

Date: September 12, 2003

QuickLinks

  Exhibit 25.1
FORM T-1
  Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.
  Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
  Items 3-15. The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures
  Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
SIGNATURE
U.S. Bank Trust National Association Statement of Financial Condition As of 6/30/2003 ($000's)